                                                                      Exhibit 13


Annual Report Calculations
Equity

------------------------------------------------------------------------------------------------------------------------
              Fund
                                        Top                 Top          Top     Retirement       Fund          Fund
  Year         ROR         Value     Combined   Top Plus  Explorer    Spectrum    Advantage    Cumulative    Annualized
--------     ======     ==========   ========   ========  ========    ========   ==========    ==========    ----------
12/31/68                 10.000000     9.86%     10.08%    9.65%        9.54%       9.59%       1595.59%       11.07%
12/31/69     1.0090      10.090000
12/31/70     1.0763      10.859867
12/31/71     1.0766      11.691733
12/31/72     1.1340      13.258425
12/31/73     0.8989      11.917998
12/31/74     0.8047       9.590413
12/31/75     1.1985      11.494110
12/31/76     1.1680      13.425121
12/31/77     0.9116      12.238340
12/31/78     1.0726      13.126844
12/31/79     1.1587      15.210074
12/31/80     1.4147      21.517691
12/31/81     0.9707      20.887223
12/31/82     1.2874      26.890211
12/31/83     1.1849      31.862211
12/31/84     0.9912      31.581823
12/31/85     1.2369      39.063557
12/31/86     1.2331      48.169272
12/31/87     1.1082      53.381187    12.38%     12.60%    12.16%      12.04%      12.10%        258.23%       13.61%
12/31/88     1.1503      61.404380
12/31/89     1.2321      75.656336
12/31/90     0.9614      72.736002
12/31/91     1.2018      87.414127
12/31/92     1.0754      94.005152    14.01%     14.24%    13.79%      13.67%      13.73%        103.42%       15.26%
12/31/93     1.1409     107.250478
12/31/94     1.0025     107.518604
12/31/95     1.2720     136.763665
12/31/96     1.1835     161.859797    16.88%     17.11%    16.65%      16.53%      16.59%        18.17%        18.17%
12/31/97     1.1817     191.269722
------------------------------------------------------------------------------------------------------------------------

Omni
---------------------------------------------------------------------------------------------------------------------------
             Fund
                                      Top                        Top          Top       Retirement      Fund         Fund
  Year        ROR       Value       Combined      Top Plus     Explorer     Spectrum    Advantage   Cumulative   Annualized
--------    ======    =========     ========      ========     ========     ========    ==========  ==========   ----------
 9/10/84              10.000000      10.85%        11.05%       10.61%       10.50%      10.55%       354.24%      12.05%
12/31/84    1.0374    10.374000
12/31/85    1.1559    11.991307
12/31/86    1.1794    14.142547
12/31/87    0.9832    13.904952      11.34%        11.56%       11.12%       11.01%      11.07%       226.76%      12.57%
12/31/88    1.1503    15.994867
12/31/89    1.1546    18.467673
12/31/90    1.0191    18.820405
12/31/91    1.1815    22.236309
12/31/92    1.0860    24.148632      12.24%        12.46%       12.01%       11.90%      11.96%       88.11%       13.47%
12/31/93    1.1285    27.251731
12/31/94    0.9947    27.107297
12/31/95    1.2275    33.274207
12/31/96    1.1554    38.445018      16.86%        17.09%       16.63%       16.52%      16.57%       18.15%       18.15%
12/31/97    1.1815    45.422789
---------------------------------------------------------------------------------------------------------------------------


International
---------------------------------------------------------------------------------------------------------------------------
             Fund
                                       Top                        Top          Top     Retirement      Fund         Fund
  Year        ROR       Value       Combined      Top Plus     Explorer     Spectrum    Advantage   Cumulative   Annualized
--------    ======    =========     ========      ========     ========     ========   ==========   ==========   ----------
 5/03/93              10.000000      11.80%        12.02%       11.58%       11.47%      11.52%       76.97%       13.03%
12/31/93    1.2496    12.496000
12/31/94    1.0807    13.504427
12/31/95    1.1210    15.138463
12/31/96    1.1448    17.330512       1.00%        1.20%         0.80%        0.70%       0.75%        2.11%        2.11%
12/31/97    1.0211    17.696186
---------------------------------------------------------------------------------------------------------------------------



Small Cap
---------------------------------------------------------------------------------------------------------------------------
             Fund
                                       Top                        Top          Top     Retirement      Fund         Fund
  Year        ROR       Value       Combined      Top Plus     Explorer     Spectrum    Advantage   Cumulative   Annualized
--------    ======    =========     ========      ========     ========     ========   ==========   ==========   ==========
 4/30/94              10.000000      20.44%        20.68%       20.20%       20.08%      20.14%       105.92%      21.76%
12/31/94    1.2012    12.012000
12/31/95    1.3115    15.753738
12/31/96    1.1606    18.283788       7.29%        7.50%         7.08%        6.97%       7.02%        8.47%        8.47%
12/31/97    1.0847    19.832425
---------------------------------------------------------------------------------------------------------------------------

Capital Appreciation
-------------------------------------------------------------------------------------------------------------------------
             Fund
                                      Top                   Top           Top       Retirement      Fund          Fund
 Year         ROR       Value       Combined   Top Plus   Explorer      Spectrum     Advantage   Cumulative    Annualized
========     =====     =========    ========   ========   ========      ========    ==========   ==========    ==========
4/30/94                10.000000     14.47%     14.70%    14.24%        14.13%       14.19%       70.89%        15.73%
2/31/94      1.0354    10.354000
2/31/95      1.2090    12.517986
2/31/96      1.1413    14.286777     13.94%     14.16%    13.71%        13.60%       13.65%       15.19%        15.19%
2/31/97      1.1519    16.456939
-------------------------------------------------------------------------------------------------------------------------

Aggressive Growth
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 3/31/95               10.000000     12.92%     13.15%     13.12%       13.00%       12.64%       43.94%        14.17%
12/31/95     1.2561    12.561000
12/31/96     0.9935    12.479354     11.30%     11.52%     11.08%       10.97%       11.03%       12.53%        12.53%
12/31/97     1.1253    14.043016
-------------------------------------------------------------------------------------------------------------------------


Global Contrarian
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 3/31/95               10.000000     10.71%     10.93%     10.49%       10.38%       10.43%       36.30%        11.93%
12/31/95     1.0774    10.774000
12/31/96     1.1052    11.907425     10.45%     10.67%     10.23%       10.12%       10.18%       11.67%        11.67%
12/31/97     1.1167    13.297021
-------------------------------------------------------------------------------------------------------------------------

Growth & Income
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000     35.36%     35.63%     34.82%       34.69%       34.76%       36.58%
12/31/97     1.3658    13.658000
-------------------------------------------------------------------------------------------------------------------------

Core Growth
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000     -4.14%     -3.95%     -4.33%       -4.42%       -4.37%       -3.08%
12/31/97     0.9692     9.692000
-------------------------------------------------------------------------------------------------------------------------


S&P 500
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000     30.54%     30.80%     30.28%       30.16%       30.22%       29.99%
12/31/97     1.3175    13.175000
-------------------------------------------------------------------------------------------------------------------------


Social Awareness
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000     24.27%     24.51%     24.02%       23.90%       23.96%       25.63%
12/31/97     1.2563    12.563000
-------------------------------------------------------------------------------------------------------------------------


Relative Value
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000                                        26.51%                    28.28%
12/31/97     1.2828    12.828000
-------------------------------------------------------------------------------------------------------------------------


Stellar
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top           Top      Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000                                         8.18%                     9.70%
12/31/97     1.0970    10.970000
-------------------------------------------------------------------------------------------------------------------------


Social Awareness
-------------------------------------------------------------------------------------------------------------------------
              Fund
                                       Top                  Top          Top       Retirement      Fund          Fund
  Year         ROR       Value      Combined   Top Plus   Explorer     Spectrum     Advantage   Cumulative    Annualized
========     ======    =========    ========   ========   ========     =========   ===========  ===========   ==========
 1/03/97               10.000000                                        7.24%                     8.74%
12/31/97     1.0874    10.874000
-------------------------------------------------------------------------------------------------------------------------